Exhibit 10.1

AMENDMENT No. 1 TO
SHARE EXCHANGEAGREEMENT

This AMENDMENT, dated as of July [  ], 2015 (the “Amendment”), by and among Steampunk Wizards, Inc., formerly known as Freedom Petroleum Inc., a Nevada corporation (the “Acquiror Company” or “Freedom”), Steampunk Wizards Ltd., a company incorporated pursuant to the laws of Malta (the “Acquiree Company” or “Steampunk”), Anton Lin, an individual (“Lin”) being the owner of record of 11,451,541 common shares of Freedom and the persons listed in Exhibit A thereof, being the owners of record of all of the issued share capital of Steampunk (the “Shareholders”), amends the Share Exchange Agreement dated as of July 15, 2015, by and among Freedom, the Acquiree Company, Lin and the Shareholders (the "Agreement"). All capitalized terms not herein defined shall have the meaning ascribed to them in the Agreement.

W I T N E S S E T H

WHEREAS, the Agreement states that Freedom or the Acquiree Company may terminate the Agreement if the entire Transaction is not closed by 5:00 p.m. (Eastern Time) on July 24, 2015, unless the parties agree to extend such date in writing; and

WHEREAS, although the Acquiree Company submitted the Required Financial Statement, they are not audited under public company accounting oversight board (“PCAOB”) standards, as the Securities and Exchange Commission requires;

WHEREAS, the parties do not want to terminate the Agreement;

WHEREAS, the parties recognize that Freedom’s auditor needs time to prepare the PCAOB audit of the Required Financial Statements (the “PCAOB Audit”) and therefore agree to extend the Closing Date to complete the PCAOB Audit and close the Share Exchange contemplated by the Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1.	Amendment to Section 12(a)(iv) of the Agreement: Section 12(a)(iv) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Freedom or Steampunk, if the entire Transaction, is not closed by 5:00 p.m. (Eastern Time) on or before August 7, 2015, provided however that the Closing may be extended if additional time is needed to complete the PCAOB Audit, but in no case shall the Closing be held after August 21, 2015; provided however, that the parties maintain the right to extend the Closing for any reason upon mutual written agreement of Freedom and Steampunk.”

2.
Notwithstanding anything contained in the Agreement to the contrary, the signatories of this Amendment also agree that if the Closing needs to be extended past the specific dates set forth in paragraph 1 above, only the appropriate officers of each of Freedom and Steampunk need enter into a written agreement to do so – no additional signatures or consent will be required.

3.	Following the effective date of this Amendment, the Agreement shall be so amended to reflect the changes referenced and contemplated in paragraph 1 and 2 above.

4.
Each of the parties agree that notwithstanding this Amendment, they want to proceed with the transaction(s) contemplated by the Agreement and endeavor to take all steps necessary to effect the Closing as soon as possible in accordance herewith.

5.	Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

6.
By signing this Amendment, each such party agrees that it received acceptable service of same, notwithstanding any deviation from the specific notice provisions set forth in Section 16 (Notices) of the Agreement.

7.
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.  This Amendment shall become effective upon the execution of the last dated counterpart hereof from all of the parties hereto.  Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, by facsimile or other electronic transmission (including a .pdf copy sent by e-mail) shall be deemed to constitute an original and fully effective signature of such party.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties duly executed this Amendment on the date set forth below.

STEAMPUNK WIZARDS, INC.

By:
Anton Lin,
CEO
Date:

ANTON LIN

in his personal capacity
Date:

STEAMPUNK WIZARDS, LTD.

By:
Brendon Grunewald,
CEO
Date:

SHAREHOLDER:

IF AN INDIVIDUAL:

Signature
Print Name:
Date:

IF AN ENTITY:

NAME OF ENTITY:
[ ]

By:
Name:
Title:
Date: